EXHIBIT 10.2

                                 PROMISSORY NOTE

U.S. $400,000.00                                                June 19, 2000
                                                                Manalapan, NJ


         FOR VALUE RECEIVED, STRATUS SERVICES GROUP, INC., a Delaware corporation (hereinafter referred to as the "Maker") promises to pay to the order of OUTSOURCE INTERNATIONAL OF AMERICA, INC., a Florida corporation (hereinafter referred to as the "Lender") at 1690 South Congress Avenue, Suite 210, Delray Beach, Florida, 33445, or at such address as Lender may designate from time to time, the principal sum of Four Hundred Thousand and 00/100 Dollars ($400,000.00), together with interest thereon at the rate of eight and one-half percent (8 1/2%), payable in two installments of Two Hundred Thousand and 00/100 Dollars ($200,000.00) each, the first of which shall be due and payable by wire transfer on August 1, 2000 and the second of which, together with all accrued and unpaid interest, shall be due and payable by wire transfer on September 15, 2000 (the "Maturity Date").

         This Note is made pursuant to the provisions of that certain asset purchase agreement, dated as of June 16, 2000, by and between the Maker and Lender (the "Asset Purchase Agreement"). Lender and any holder hereof is entitled to the benefits of that certain security agreement of even date herewith (the "Security Agreement"), and may enforce the agreements of Maker contained therein, and any holder hereof may exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. The capitalized terms herein not otherwise defined, shall have the meaning given to such terms in the Asset Purchase Agreement and the Security Agreement.

         In the event that the Maker sells or otherwise disposes of substantially all of the Assets or sells the Acquired Businesses, as those terms are defined in the Asset Purchase Agreement, then, in such event, said sale or disposition shall be deemed an event of default hereunder.

         Payments of the amounts due hereunder shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

         Maker will be in default under this Note if it fails to make payment of any installment within ten (10) days of the applicable due date. Upon the Maker's default, the late installment shall be subject to a five percent (5%) late charge.

         Upon any default under this Note, with such default continuing for a period of thirty (30) days after written notice to the Maker of such default, the unpaid principal shall, at the option of the Lender, become immediately due and payable and interest will accrue, commencing at the end of such thirty (30) day period, at an annual rate equal to the lesser of eighteen percent (18%) or the maximum rate of interest permitted by applicable law. Failure to exercise this right to accelerate the Maturity Date, shall not constitute a waiver of Lender's right to exercise the same in the event of any subsequent default. Any property of the Maker or of any endorser held by the Lender hereof may be applied by the Lender to any sums due and unpaid pursuant to this Note.

         As to this Note and any other instruments securing the indebtedness, the Maker and all guarantors and endorsers severally waive all notice of acceleration, presentment, protest and demand, dishonor and non-payment of this Note, and expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Maker and all guarantors and endorsers.

         Should it become necessary to collect this Note through an attorney, the Maker and any surety, endorser or guarantor of this Note hereby agree to pay all costs and expenses of collection, including reasonable attorneys' fees and any attorneys' fees incurred in appellate, bankruptcy or post-judgment proceedings.

         This Note shall be governed by and construed in accordance with the laws of the State of New Jersey. The Maker agrees to submit to the jurisdiction of any court which Lender may select in Monmouth County, New Jersey to enforce the terms of this Note.

         The Maker acknowledges and agrees that this Note has been signed and delivered in exchange for valuable consideration.

         This Note may be prepaid in whole or in part at any time prior to the Maturity Date without penalty.

         This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term "Maker" as used herein in every instance shall include the heirs, executors, administrators, successors, legal representatives and assigns of Maker.

                                    STRATUS SERVICES GROUP, INC.

Attest:

/s/ J. Todd Raymond                 By: /s/ Joseph J. Raymond
----------------------                  -------------------------------
                                        Joseph J. Raymond, President and CEO

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of June 19, 2000 by and between OUTSOURCE INTERNATIONAL OF AMERICA, INC. a Florida corporation, with its principal office at 1144 East Newport Center Drive, Deerfield Beach, Florida 33486 ("Outsource"), and STRATUS SERVICES GROUP, INC., a Delaware corporation, with its principal office at 500 Craig Road, Suite 201, Manalapan, NJ 07726 (the "Debtor").

                             BACKGROUND INFORMATION

A. Debtor has executed on this date a promissory note in the principal amount of Four Hundred Thousand and 00/100 Dollars ($400,000.00) (the "Note"). The Note was made pursuant to the provisions of that certain asset purchase agreement, dated as of June 16, 2000, by and between Outsource and Debtor (the "Asset Purchase Agreement"). The capitalized terms herein not otherwise defined, shall have the meaning given to such terms in the Asset Purchase Agreement.

B. In consideration for the loan evidenced by the Note, the Debtor desires to grant to Outsource a security interest in the Collateral (as hereinafter defined) in accordance with the terms of this Security Agreement.

                                   PROVISIONS

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

         1. GRANT OF SECURITY INTEREST. Debtor hereby grants, pledges and assigns to Outsource a security interest in the Assets, including all customer lists, goodwill, inventory, furnishings, fixtures, equipment and all other forms of personal property of the Debtor in the Acquired Businesses, wherever same may be located, whether now owned or existing or hereafter arising or acquired by Debtor, together with all substitutions, replacements, additions and accessions therefor or thereto, all negotiable documents relating thereto and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds except no present or future accounts (as defined in the Uniform Commercial Code of New Jersey) or proceeds of such accounts shall be subject to such security interest (all of the foregoing hereinafter referred to as the "Collateral").

         The security interest hereby granted is to secure the prompt and full payment and complete performance of all obligations of Debtor to Outsource under the Note and this Security Agreement. Notwithstanding anything contained in this Agreement to the contrary, and provided that Debtor is not in default under the Note or this Security Agreement, Debtor may dispose of in any manner any portion of the Collateral and have and retain the proceeds from any such disposition to Debtor's exclusive use and benefit, so long as such disposition will not materially and adversely affect the operation of Acquired Businesses.

         2. GENERAL COVENANTS. Debtor represent, warrants and covenants to and for the benefit of Outsource as follows:

         (a) Except for the security interest granted hereby (i) Debtor is the sole owner of the Collateral free from any and all liens, security interests, encumbrances, claims and other adverse interests;

and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral has been executed by Debtor, or is on file or of record in any public office, except for the lien of Outsource's senior lenders and the lien of the equipment lessor as to the leased Assets.

         (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than the security interest granted hereby and the prior liens heretofore granted. Debtor shall defend the right, title and interest of Outsource in, to and under the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

         (c) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

         3. ADDITIONAL ASSURANCES. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Outsource may require to more completely vest in and assure to Outsource its rights hereunder and in, to or under the Collateral.

         4.       PRESERVATION AND DISPOSITION OF COLLATERAL.

                  (a) Except for the security interest granted hereby and the prior liens heretofore granted, Debtor shall keep the Collateral free from any and all liens, security interests, encumbrances, claims and interests. Debtor shall advise Outsource promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Outsource.

                  (b) Debtor shall not sell or otherwise dispose of the Collateral.

                  (c) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order. Debtor shall pay and/or satisfy any charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; and (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein.

                  (d) Unless Debtor pays the same within ten (10) business days after written demand for such payment by Outsource, Outsource may, at its option, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Outsource upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by Outsource pursuant to the foregoing authorization Should Debtor fail to pay said sum to Outsource upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in the Note.

         5. EXTENSIONS AND COMPROMISES. With respect to any Collateral held by Outsource as security for the Note, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of the Collateral, to the addition or release of any party primarily or secondarily liable therefor, to the acceptance of partial payments thereof and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Outsource may deem advisable. Outsource shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of the Collateral in the possession of Outsource, provided, however, nothing contained in this paragraph 5 shall exculpate Outsource from any liability which would otherwise arise as a result of any action (as distinguished from an omission) constituting gross negligence or willful misconduct of Outsource.

         6. FINANCING STATEMENTS. At the request of Outsource, Debtor shall join with Outsource in executing one or more financing statements in form satisfactory to Outsource and shall pay the cost of filing the same in all public offices wherever filing is deemed by Outsource to be necessary or desirable. Debtor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement shall be sufficient as a financing statement.

         7. DEFAULT. If Debtor shall fail to make any payment of principal of or interest on the Note when due:

                  (a) Outsource may, pursuant to the terms of the Note, declare the unpaid balance of the Note immediately due and payable and this Security Agreement in default.

                  (b) Outsource shall have the rights and remedies of a secured party under this Security Agreement, under any other instrument or agreement securing the Note and under the laws of the State of New Jersey.

         8.       MISCELLANEOUS PROVISIONS.

                  (a) All of Outsource's rights and remedies, whether at law or in equity and whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. The exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

                  (b) Any demand upon or notice to Debtor shall be in writing delivered in person (which delivery shall be acknowledged by written receipt), by facsimile transmission, or by depositing the same in the U.S. mails, postage prepaid, addressed to Debtor at the address set forth at the beginning of this Security Agreement. Such demand or notice shall be effective upon receipt or upon the refusal by any employee, agent or representative of Debtor to accept delivery thereof.

                  (c) Outsource shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Outsource.

                  (d) This Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New Jersey. The parties hereto agree that any action concerning, relating to or involving this Security Agreement must be venued in Monmouth County, New Jersey, and the parties hereby consent to the jurisdiction of the courts in Monmouth County, New Jersey.

                  (e) The provisions hereof shall, as the case may require, bind or inure to the benefit of the respective successors and assigns of Debtor and Outsource.

                  (f) Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, Debtor and Outsource have signed this Security Agreement this 19th day of June, 2000.

                                       OUTSOURCE INTERNATIONAL OF
                                       AMERICA, INC.


                                       By: /s/ Scott R. Francis
                                           ---------------------------
                                       Name: Scott R. Francis
                                       Its:  Vice President


                                       STRATUS SERVICES GROUP, INC.


                                       By: /s/ Joseph J. Raymond
                                           ---------------------------
                                       Name: Joseph J. Raymond
                                       Its:  President and CEO